Prudential Investment Portfolios 2

PGIM QMA Emerging Markets Equity Fund

Prudential World Fund, Inc.

PGIM QMA International Equity Fund

(each, a Fund, and collectively, the Funds)

Supplement dated December 15, 2020 to each Funds' Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information (SAI)

You should read this Supplement in conjunction with each Fund's Summary Prospectus, Prospectus, and SAI, as applicable, and retain it for future reference.

Effective as of December 15, 2020, there will be certain portfolio manager changes to the Funds.

George N. Patterson, PhD, CFA, CFP was named Chief Investment Officer at QMA LLC (QMA) in July 2020, and with the responsibilities of his new role, effective as of December 15, 2020, Mr. Patterson will be relinquishing his day-to-day portfolio manager responsibilities, and will no longer be a named portfolio manager of the Funds. In his role as CIO, he will continue to have management responsibilities over the Quantitative Equity and Global Asset Allocations teams within QMA and will continue to have oversight across all the firm's strategies. John Van Belle, PhD, has announced his intention to retire from QMA effective as of December 15, 2020. All references and information pertaining to Messrs. Patterson and Van Belle are hereby removed from each Fund's Summary Prospectus, Prospectus and SAI.

Additionally, effective December 15, 2020, Stacie Mintz, CFA and Ken D'Souza, CFA will be added as portfolio managers to the Funds. Wen Jin, PhD, CFA, and Vlad Shutoy of QMA will continue to serve as portfolio managers for the Funds.

Each Fund's Summary Prospectus, Prospectus and SAI are restated to reflect the addition of the new portfolio managers.

Stacie L. Mintz, CFA, is a Managing Director, Co-Head of the Quantitative Equity team and Portfolio Manager for QMA. In this capacity, she leads the portfolio managers on the Quantitative Equity team. She is responsible for enhancements to the Quantitative Equity models and portfolio analytic tools. Prior to her current role, she served as the Head of Equity Portfolio Management for QMA. Previously, Stacie was a member of the former Asset Allocation team where she was responsible for several retail and institutional portfolios. During that time, she was also responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in economics from Rutgers University and an MBA in finance from the New York University Stern School of Business.

Ken D'Souza, CFA, is a Vice President and Portfolio Manager for QMA working within the Quantitative Equity team. In this capacity, he is responsible for portfolio management, analysis and research. Prior to joining QMA, Ken managed emerging markets portfolios as a Quantitative Analyst at Batterymarch, and held various roles in engineering, management and product development at Shaw Industries Group, a subsidiary of Berkshire Hathaway. Ken earned a BS in chemical engineering from the Georgia Institute of Technology, an MS in both management science and engineering from Stanford University and an MBA from the University of Chicago. He has served on the Board of Directors of the CFA Society of Boston and is an officer and member of the Board of Directors of the Society of Quantitative Analysts.

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